Exhibit 32.2

    CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jeffrey L. Rutherford, Senior Vice President, Chief Financial Officer Treasurer and Secretary of LESCO, Inc. (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 13, 2003                               /s/ Jeffrey L. Rutherford
                                                -------------------------
                                                Jeffrey L. Rutherford
                                                Senior Vice President,
                                                Chief Financial Officer,
                                                Treasurer and Secretary